FORWARD FUNDS, INC.
                         The International Equity Fund
                        The Real Estate Investment Fund
                      The Small Capitalization Equity Fund
                              The U.S. Equity Fund
                                 (the "Funds")

                       Supplement dated February 4, 2000
             to the Prospectus dated May 3, 1999 (the "Prospectus")

This supplement supersedes and replaces any existing supplements to the Funds' Prospectus. This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Funds' Prospectus.

Effective December 1, 1999, First Data Investor Services Group, Inc., the Funds' Administrator and Transfer Agent, became a majority-owned subsidiary of PNC Bank Corp. As a result of this transaction First Data Investor Services Group, Inc. is now known as PFPC Inc. On the same date, Provident Distributors, Inc. replaced First Data Distributors, Inc. as the Funds' distributor.

Effective on or about February 8, 2000, the Global Bond Fund is being liquidated and shareholders will receive a liquidating distribution.

Effective on or about February 10, 2000, the Global Asset Allocation Fund is being liquidated and shareholders will receive a liquidating distribution.

The name of the Real Estate Investment Fund has been changed to "Uniplan Real Estate Investment Fund."

The name of the Small Capitalization Equity Fund has been changed to "Hoover Small Cap Equity Fund."

The following information supplements information found in the footnotes to each Fund's "Shareholder Fees and Expenses" table and under the "Purchasing Shares" section beginning on page 47:

Shares of the Funds may be  offered  without  a 0.25%  transaction  fee to:

(1) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more;

(2) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Funds;

(3) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Funds (plan sponsors are encouraged to notify the Funds' distributor when they first satisfy these requirements);

(4) any unit investment trusts registered under the Investment Company Act of 1940 which have shares of the Funds as a principal investment;

(5) employee participants of organizations adopting a 401(k) Plan;

(6)  financial   institutions   purchasing  shares  of  the  Funds  for  clients
participating in a fee based asset allocation program or wrap fee program which has been approved by the distributor; and

(7) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

The following information supplements information found in the footnotes of each Fund's "Shareholder Fees and Expenses" table: Webster Investment Management Company, LLC (the "Adviser") has agreed to waive a portion of its fees until January 2001 in amounts necessary to limit the following Funds' operating expenses to the following annual rates (as a percentage of average daily net assets and exclusive of 12b-1 and shareholder servicing fees):

Hoover Small Cap Fund 1.50%
International Equity Fund 1.65%
U.S. Equity Fund 1.45%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


FF-P-0200-01




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                              FORWARD FUNDS, INC.
                         The International Equity Fund
                        The Real Estate Investment Fund
                      The Small Capitalization Equity Fund
                              The U.S. Equity Fund
                       Supplement dated February 4, 2000
                   to the Statement of Additional Information
                               dated May 3, 1999

This supplement supersedes and replaces any existing supplements to the Statement of Additional Information. This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information.

The name of the Real Estate Investment Fund has been changed to "Uniplan Real Estate Investment Fund."

The name of the Small Capitalization Equity Fund has been changed to "Hoover Small Cap Equity Fund."

The following information replaces and supplements similar information found under the heading "Distributor" in the "Management of the Funds" section beginning on page 2:

As of December 1, 1999, shares of Forward Funds, Inc. (the "Company") are distributed by Provident Distributors, Inc. (the "Distributor"). Prior to such date First Data Distributors, Inc. acted as the distributor of the Company's shares.

The Distributor, Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, and the Company are parties to a distribution agreement (the "Distribution Agreement").

The following information replaces and supplements similar information found under the heading "Administrator and Transfer Agent " in the "Management of the Funds" section beginning on page 2:

Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), administrator and transfer agent to the Company, became a majority-owned subsidiary of PNC Bank Corp. As a result of the transaction, Investor Services Group is now known as PFPC Inc. ("PFPC").


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FF-SAI-0200-01



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